UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2008

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square
Building 700
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

 (617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02               Results of Operations and Financial Condition

On March 11, 2008, Helicos BioSciences Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s financial results for the fiscal year ended December 31, 2007 (the “Results”) and held a conference call regarding those Results (the “Conference Call”). The Press Release and a transcript of the Conference Call are attached as Exhibits 99.1 and 99.2, respectively, to this Current report on Form 8-K and are incorporated herein by reference.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Certain statements included in the press release and the conference call transcript that are not strictly historical may be “forward-looking statements” within the meaning of the federal securities laws. The management of the Company cautions that forward-looking statements are not guarantees, and that actual results could differ materially from those expressed or implied in the forward-looking statements. Investors are also directed to consider the risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated March 11, 2008

99.2	Transcript from earnings conference call regarding fiscal year 2007 financial results held on March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By	/s/ Stanley N. Lapidus
Name: Stanley N. Lapidus
Title: Chairman and Chief Executive Officer

Dated: March 12, 2008

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release of the Company dated March 11, 2008

99.2	Transcript from earnings conference call regarding fiscal year 2007 financial results held on March 11, 2008